Exhibit 10.16

                      EXTENSION AND MODIFICATION AGREEMENT

         This Extension and Modification Agreement dated as of November 30, 2004, is entered into by and among Argyle Capital Management Corporation ("Holder") and SpatiaLight, Inc. a New York Corporation ("Maker").

Recitals

      A. Maker and Holder have entered into that certain Secured Promissory Note dated March 18, 1998 pursuant to which Holder agreed to make certain advances of money and to extend financial accommodations to Maker in the amounts and manner set forth in the Notes.

      B. On September 15, 1998, the Maker and the Holder entered into an Extension and Modification Agreement pursuant to which the interest rate on all of the Notes was reduced to six (6%) percent per annum and the maturity date of the Notes was extended to the later of December 31, 1998, or the maturity date of the Maker's Convertible Secured Notes as it may be extended.

      C. On or about December 1998, Maker and its Senior Lenders extended the maturity date on the Maker's Convertible Secured Notes due to the Senior Lenders to December 31, 1999.

      D. On December 1, 1999, Maker and Holder entered into a Registration Rights and Extension Agreement ("Amendment") which modified a certain letter agreement relating to registration rights dated May 15, 1998, between Maker and Holder ("Registration Rights Agreement") pursuant to which, among other things, the maturity date on Notes was extended to June 30, 2001.

      E. On May 23, 2001, Maker and Holder entered into an Extension and Modification Agreement whereas the maturity date of the Notes was extended to December 31, 2002.

      F. On May 23, 2003, Maker and Holder entered into an Extension and Modification Agreement whereas the maturity date of the Notes was extended to March 31, 2004.

      G. On December 30, 2003, Maker and Holder entered into an Extension and Modification Agreement whereas the maturity date of the Notes was extended to June 30, 2005.

      H. Maker and Holder desire to extend and modify the Notes and the Amendment as hereinafter set forth.

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                                    Agreement

            NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto represent and warrant and agree, as follows:

            1. EXTENSION OF MATURITY DATE. The maturity date of the Argyle Notes is hereby extended to December 31, 2008.

            2 MODIFICATION OF REGISTRATION RIGHTS AGREEMENT. Section 13 of the Registration Rights Agreement as modified by the Amendment is hereby modified by deleting the words "June 30, 2005", appearing at the end of the first sentence and inserting in its place the words "December 31, 2008".

            3. FULL FORCE AND EFFECT. Except to the extent expressly provided in this Agreement, the terms and conditions of the Notes and Registration Rights Agreement as modified by the Amendment shall remain in full force and effect.

            4. COUNTERPARTS, EFFECTIVENESS. This agreement may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall be deemed effective upon the execution of a counterpart hereof by each of Maker and Holder.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

  Maker                              SpatiaLight, Inc.

                                     By:      /S/ LAWRENCE J. MATTESON
                                         ---------------------------------------
                                              Lawrence J. Matteson, Director

                                     By:      /S/ CLAUDE PIAGET
                                         ---------------------------------------
                                              Claude Piaget, Director

                                     By:      /S/ ROBERT C. MUNRO
                                         ---------------------------------------
                                              Robert C. Munro, Director

  Holder                             Argyle Capital Management Corporation

                                     By:      /S/ ROBERT A. OLINS
                                         ---------------------------------------
                                              Robert A. Olins
                                              President